UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 19, 2008

____________________________

KODIAK ENERGY, INC.
(Exact name of registrant as specified in charter)

DELAWARE
(State or other Jurisdiction of Incorporation or Organization)

333-38558	734 7th Avenue S.W. Calgary, AB T2P 3P8 Canada	65-0967706
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(403) 262-8044
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01  Other Events.

On March 19, 2008, the Company provided an operations update relative to its Lucy, B. C. project. The recent Lucy well was cased as a potential Muskwa shale gas well. The initial Keg River reef target was not found; however, the expected Muskwa shale was encountered in the drilling, logs and gas shows and thus management considers the overall program to be a success and therefore has increased its working interest in the play to 80%. Although the Keg River target may have provided short term cash flow, the Muskwa shale is expected to be much larger and has the potential to provide longer term revenue. The open-hole logs indicate a formation thickness of approximately 60 meters (200 feet).

On March 20, 2008, the Company also provided an operations update relative to its northeastern New Mexico project. This high impact exploration program, of which Kodiak is operator and 100% working interest owner, consists of drilling, testing and seismic operations. Current landholdings in the area comprise approximately 62,000 acres with signed letters of intent to acquire an additional 24,000 acres. To date, two wells have been drilled and cased and both show the expected high quality CO2 from the formations that were previously mapped in the area. A third well has been spudded in another potentially productive formation not seen in other offset wells. A 38 mile seismic program has been permitted, seismic lines are currently being surveyed and recording crews are scheduled to be on site within a week.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.
Not applicable

(b) Pro forma financial information.
Not applicable

(c) Exhibits.
99.1 Press release re Lucy, B.C. dated March 19, 2008
99.2 Press release re New Mexico dated March 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK ENERGY, INC.
(Registrant)

Date: March 25, 2008	By:	/s/ William E. Brimacombe
William E. Brimacombe, CFO